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                                                                  EXHIBIT 3.2


[LOGO] Industry Canada            Industrie Canada


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COPYRIGHT 2000 EDGAR ONLINE, INC. (VER 1.01/2.003)                    Page 159

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Certificate                            Certificat
of Amendment                           de Modification

Canada Business                        Loi canadienne sur
Corporations Act                       les societes par actions



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SAND TECHNOLOGY INC./

TECHNOLOGIE SAND INC.                            141012-1

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Name of corporation-Denomination de la societe   Corporation number-Numero de
la societe

I hereby certify that the articles of the        Je certifie que les statuts
de la societe
above-named corporation were amended:            susmentionnee ont ete
modifies:

a) under section 13 of the CANADA           / /  a) en vertu de l'article 13
de la LOI
   BUSINESS CORPORATIONS ACT in                     CANADIENNE SUR LES
SOCIETES PAR
   accordance with the attached notice;             ACTIONS, conformement a
l'avis ci-joint;

b) under section 27 of the CANADA           / /  b) en vertu de l'article 27
de la LOI
   BUSINESS CORPORATIONS ACT as set out in          CANADIENNE SUR LES
SOCIETES PAR
   the attached articles of amendment               ACTIONS, tel qu'il est
indique dans les
   designating a series of shares;                  clauses modificatrices ci-
jointes
                                                    designant une serie
d'actions;

c) under section 179 of the CANADA          /X/  c) en vertu de l'article 179
de la LOI
   BUSINESS CORPORATIONS ACT as set out in          CANADIENNE SUR LES
SOCIETES PAR
   the attached articles of amendment;              ACTIONS, tel qu'il est
indique dans les
                                                    clauses modificatrices ci-
jointes;

d) under section 191 of the CANADA          / /  d) en vertu de l'article 191
de la LOI
   BUSINESS CORPORATIONS ACT as set out in          CANADIENNE SUR LES
SOCIETES PAR
   the attached articles of reorganization;         ACTIONS, tel qu'il est
indique dans les
                                                    clauses de reorganization
ci-jointes;


              [ILLEGIBLE]                           January 1, 2000 / le 1
janvier 2000
         Director - Directeur                    Date of Amendment - Date de
modification


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[LOGO]



                                                                FORM 4
FORMULE 4
[LOGO] Industry Canada      Industrie Canada             ARTICLES OF AMENDMENT
CLAUSES MODIFICATRICES
                                                          (SECTIONS 27 OR 177)
(ARTICLES 27 OU 177)

       Canada Business      Loi canadienne sur
       Corporations Act     les societes par actions

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1 - Name of corporation - Denomination de la societe                 2 -
Corporation No. - No de la societe

Sand Technology Systems International Inc. / Societe internationale 141012-1 de developpement de systemes technologiques Sand Inc.

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3 - The articles of the above-named corporation are  Les statuts de la societe mentionnee ci-dessus
amended as follows:                                  sont modifies de la facon
suivante:

The name of the corporation is changed to:           La denomination sociale de
la societe est changee pour:

SAND TECHNOLOGY INC. / TECHNOLOGIE SAND INC.         SAND TECHNOLOGY INC. /
TECHNOLOGIE SAND INC.





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Date        Signature         Title - Titre

99-12-22    Georges Dube      Director/Administrateur

                              FOR DEPARTMENTAL USE ONLY - A L'USAGE
OU MINISTERE SEULEMENT
                              Filed - Deposee     DEC 30 1999

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